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Exhibit 10.3

AGREEMENT AND WAIVER

        THIS AGREEMENT AND WAIVER is made, entered into and effective as of the 12th day of April, 2004, by and among Midway Games Inc. (the "Corporation"), Peconic Fund, Ltd., Smithfield Fiduciary LLC and Neil D. Nicastro (collectively, the "Investors") each of whom own warrants (the "Series B Warrants") to purchase shares of the Corporation's common stock, par value $0.01 per share (the "Common Stock"). The Series B Warrants were acquired by the Investors pursuant to the Securities Purchase Agreement, dated as of May 22, 2001, by and among the Corporation and the Investors.

W I T N E S S E T H

        WHEREAS, Section 8(a) of the Series B Warrants grants the Investors, under certain circumstances, anti-dilution rights (collectively, the "Anti-Dilution Rights"); and

        WHEREAS, the Investors desire to waive irrevocably the Anti-Dilution Rights set forth in the Series B Warrants with respect to the issuance and sale of securities registered under the Corporation's registration statement on Form S-3 (Reg. No. 333-113077) (the "Registration Statement") during the month of April 2004.

        NOW, THEREFORE, in consideration of the mutual covenants and premises contained herein, the parties hereby agree as follows:

        1.    Waiver.    Each Investor agrees to waive irrevocably the Anti-Dilution Rights set forth in Section 8(a) of the Series B Warrants solely with respect to the Corporation's issuance and sale during the month of April 2004 of securities registered under the Registration Statement.

        2.    Miscellaneous.    This Waiver may be executed in any number of counterparts, each of which shall be an original and all of which shall be deemed one and the same instrument. This Waiver shall be governed by the laws of the State of New York, without regard to its rules of conflicts of laws.

* * * * *

IN WITNESS WHEREOF, the parties hereto have executed this Agreement and Waiver as of the day and year first above written.

MIDWAY GAMES INC.
By:	/s/ DAVID F. ZUCKER
Name:	David F. Zucker
Title:	President and Chief Executive Officer
PORTSIDE GROWTH AND OPPORTUNITY FUND (f/k/a PECONIC FUND LTD.)
By:	Ramius Capital Group, LLC
Its:	Investment Advisor
By:	/s/ JEFFREY SMITH
Name:	Jeffrey Smith
Title:	Authorized Signatory
SMITHFIELD FIDUCIARY LLC
By:	/s/ SCOTT WALLACE
Name:	Scott Wallace
Title:	Authorized Signatory
/s/ NEIL D. NICASTRO Neil D. Nicastro

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  Exhibit 10.3